 June 21, 2021

DCM/INNOVA High Equity Income Innovation Fund

(Ticker Symbol: TILDX)

&

Lebenthal Ultra Short Tax-Free Income Fund

Class A Shares (Ticker Symbol: LEAAX)

Class I Shares (Ticker Symbol: LETAX)

Each a series of Centaur Mutual Funds Trust

Supplement to the Statement of Additional Information dated April 26, 2021

This supplement updates certain information contained in the Statement of Additional Information (“SAI”) of the DCM/INNOVA High Equity Income Innovation Fund (the “DCM/INNOVA Fund”) and the Lebenthal Ultra Short Tax-Free Income Fund (“Lebenthal Fund”, together with the DCM/INNOVA Fund, each a “Fund” and collectively the “Funds”), each a series of The Centaur Mutual Funds Trust (the “Trust”). , as described below. For more information or to obtain a copy of the Funds’ Prospectus or the SAI free of charge, please contact the Funds toll free at 1-888-484-5766.

In the Section of the SAI entitled “MANAGEMENT AND OTHER SERVICE PROVIDERS”, the sub-section entitled “Beneficial Equity Ownership Information” is deleted in its entirety replaced with the following:

Beneficial Equity Ownership Information. The following table shows the amount of the Funds’ equity securities beneficially owned by the Trustees and the aggregate value of all of the Trustee’s investments in equity securities of the Trust complex as of a valuation date of December 31, 2020. The values are stated using the following ranges:

A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the DCM/INNOVA Fund	Dollar Range of Equity Securities in the Lebenthal Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies
Independent Trustees
James H. Speed, Jr.	C	A	C
Thomas G. Douglass	A	A	A
Interested Trustee
Marc Rappaport	E	E	E

Investors Should Retain this Supplement for Future Reference